Exhibit 99.1

©2024 Zura Bio Ltd. Nasdaq Ticker: ZURA Three Unique Dual-Pathway Biologics, Clinically Validated for Therapeutic Areas with Unmet Needs September 2024

©2024 Zura Bio Ltd. 2 Forward Looking Statements Disclaimer This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and the negatives of such terms and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These forward-looking statements may include, but are not limited to: expectations with respect to development and regulatory plans, trial designs, and the costs, timing and results thereof; expectations with respect to milestones and key events, including the timing of study initiation and completion; expectations with respect to Zura Bio’s development program, including clinical trials and the timing thereof, and expectations with respect to development programs, data readouts and product candidates of other parties; Zura Bio's cash resources and projected cash runway; the potential to raise additional capital to support the company's operations; the potential of pipeline assets to offer broader and improved clinical responses; expectations with respect to addressable markets, projected CAGRs and patient populations; and expectations with respect to the use of proceeds from any financing transactions. These statements are based on various assumptions, whether or not identified in this communication. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events are difficult or impossible to predict and could differ materially from those expressed or implied in such forward-looking statements, as a result of these risks and uncertainties, which include, but are not limited to: the potential of Zura Bio's product candidates and their related benefits, competing product candidates and products both in development and approved; Zura Bio's vision and strategy; the timing of key events and initiation of Zura Bio's studies and release of clinical data may take longer than anticipated or may not be achieved at all; the potential general acceptability and maintenance of Zura Bio's product candidates by regulatory authorities, payors, physicians, and patients may not be achieved; Zura Bio's ability to attract and retain key personnel; Zura Bio's future operating expenses, capital requirements and needs for additional financing may not be achieved; Zura Bio has not completed any clinical trials, and has no products approved for commercial sale; Zura Bio has incurred significant losses since inception, and expects to incur significant losses for the foreseeable future and may not be able to achieve or sustain profitability in the future; Zura Bio requires substantial additional capital to finance its operations, and if it is unable to raise such capital when needed or on acceptable terms, Zura Bio may be forced to delay, reduce, and/or eliminate one or more of its development programs or future commercialization efforts; Zura Bio may be unable to renew existing contracts or enter into new contracts; Zura Bio relies on third-party contract development manufacturing organizations for the manufacture of clinical materials; Zura Bio relies on contract research organizations, clinical trial sites, and other third parties to conduct of its preclinical studies and clinical trials; Zura Bio may be unable to obtain regulatory approval for its product candidates, and there may be related restrictions or limitations of any approved products; Zura Bio may be unable to successfully respond to general economic and geopolitical conditions; Zura Bio may be unable to effectively manage growth; Zura Bio faces competitive pressures from other companies worldwide; Zura Bio may be unable to adequately protect its intellectual property rights; and other factors set forth in documents filed, or to be filed by Zura Bio, with the SEC, including the risks and uncertainties described in the “Risk Factors” section of Zura Bio's Annual Report on Form 10-K for the year ended December 31, 2023 and other filings with the SEC. These risks and uncertainties may be amplified by health epidemics or other unanticipated global disruption events, which may continue to cause economic uncertainty. Zura Bio cautions that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Zura Bio gives no assurance that we will achieve our expectations. Zura Bio does not undertake or accept any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws. This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the US Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. Caution should be exercised when comparing data across trials of different products and product candidates. Differences existing between trial designs and patient populations and characteristics. The results across such trials may not have interpretative value on Zura Bio’s existing or future results. Statements included herein concerning clinical trials for the product candidates have not been reviewed or endorsed by Eli Lilly ("Lilly") or Pfizer. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Company Summary

zurabio
Nasdaq: ZURA

High-Potential Biologics: Three novel, clinically validated* dual-pathway biologics, each targeting multi-billion-dollar markets, advancing towards Phase 2 trials

Lead Asset Development: Tibulizumab Phase 2 study for SSc expected to commence in 4Q 2024, with a subsequent trial for HS anticipated in 2Q 2025

Strategic Milestones: Anticipating 2 key internal catalysts and up to 11 external readouts over the next 36 months, with potential to significantly drive value creation

Proven Leadership: An experienced team with a demonstrated history of driving over $8 billion in mergers and acquisitions within the last three years, showcasing their ability to execute strategic growth and value creation

Financial Strength: Cash runway to support operations as currently planned through 2027

2022
- Zura founded as a limited company incorporated under the laws of England and Wales
- crebankitug in-licensed from Pfizer
- torudokimab in-licensed from Eli Lilly and Co.

2023
- Began trading on Nasdaq under "ZURA" ticker
- tibulizumab in-licensed from Eli Lilly and Co.
- $80M private placement closed
- Inclusion into the Russell 2000® and 3000® Indexes
- Entered into sponsored research agreement with Benaroya Research Institute
- Arnout Ploos van Amstel joined Board

2024
- Rob Lisicki and Dr. Kiran Nistala join Zura Bio Executive Leadership
- Formed SAB
- $112.5M private placement closed
- Completed IPO warrants exchange, simplifying share capital structure

(*) Studies conducted by Pfizer and Eli Lilly & Co.
Sources: Zura Bio Press Releases and Filings
Acronyms: HS, hidradenitis suppurativa; Q, quarter; SAB, scientific advisory board; SSc, systemic sclerosis

©2024 Zura Bio Ltd.
3

Pipeline of Novel Dual-Pathway Biology Designed to Meaningfully Advance Outcomes in I&I Diseases

zurabio

Nasdaq: ZURA

tibulizumab
Pipeline-in a-product


tabalumab
Anti-Baff Ab
ixekizumab
Anti-IL-17 scFv

Only bispecific antibody targeting IL-17A and BAFF

crebankitug
Potential best-in-class


IL-7Rα
IL-7
γc
IL-7Rα
TSLP
IL-7Rα
TSLPR
JAK1
JAK3
JAK2
JAK1

IL-7R and TSLP Inhibition with potential best in class TSLP inhibition torudokimab
Potential best-in-class


Epithelial Damage
IL-33
torudokimab
ST2 pathway
ST2 receptor independent pathway
IL-1RAP
ST2
RAGE
Inflammation
Epithelial remodeling

Best in class in inhibiting GM-CSF production by human mast cells

	Phase 1	Phase 2
tibulizumab	Tibulizumab has been studied in three Phase 1/1b clinical studies to date * ✓ 78 participants dosed across 3 studies – n=57 single dose – n=21 multiple doses up to 12 weeks	Planning to initiate Phase 2 studies of tibulizumab for SSc in 4Q 2024 and for HS in 2Q 2025.
crebankitug	Crebankitug has been studied in three Phase 1/1b clinical studies to date ** ✓ 93 participants dosed – n=60 single dose – n=33 multiple doses up to 12 weeks	Actively assessing the competitive landscape and evaluating potential therapeutic indications to guide our future development efforts.
torudokimab	Torudokimab has been studied in three Phase 1/2 clinical studies to date *** ✓ 244 participants dosed – n= 81 single dose – n=163 multiple doses up to 52 weeks	Actively assessing the competitive landscape and evaluating potential therapeutic indications to guide our future development efforts.

(*) Phase 1/1b studies conducted by Eli Lilly & Co. (Phase 1 SAD in participants with rheumatoid arthritis, Phase 1b MAD in participants with Sjogren's syndrome, Phase 1 SAD in healthy Japanese and Caucasian participants)
(**) Phase 1/1b studies conducted by Pfizer. (Phase 1a SAD in healthy adult volunteers, Phase 1b MAD in participants with type-1 diabetes, Phase 1b MAD in participants with multiple sclerosis)
(***) Phase 1/2 studies conducted by Eli Lilly & Co. (Phase 1 SAD, MAD and Safety / PK in in healthy participants, Phase 2 in participants with atopic dermatitis)
Sources: Clinical Study Reports
Acronyms: BAFF, B cell-activating factor; GM-CSF, granulocyte-macrophage colony-stimulating factor; HS, hidradenitis suppurativa; I&I, inflammation and immunology; IL, interleukin; Q, quarter; SSc, systemic sclerosis; TSLP, thymic stromal lymphopoietin

©2024 Zura Bio Ltd.
4

©2024 Zura Bio Ltd. Dual-Biology Pathways Present Opportunities for High-Impact Therapeutic Targets with Attractive Market Potential 5 (*) Germany, France, Italy, Spain, and United Kingdom Sources: 1 Clarivate/DRG. Accessed 19 August 2024. Projected Prevalence and TAM 2032; “Alopecia Areata - National Alopecia Areata Foundation.” NAAF, www.naaf.org/alopecia-areata; Internal Analysis; Evaluate Pharma Acronyms: k, kilo-thousand; M, million; TAM, total addressable market Prevalence1 U.S., EU5* and Japan Potential Therapeutic Area TAM ($USD) U.S., EU5* and Japan 270 k SSc systemic sclerosis $2,500 M 700 k HS hidradenitis suppurativa $3,200 M 7 M AA alopecia areata $5,200 M 32 M COPD chronic obstructive pulmonary disease $23,692 M 25 M AD atopic dermatitis $31,000 M 47 M Asthma $25,247 M ~112 M $90,839 M Nasdaq: ZURA

©2024 Zura Bio Ltd. 6 Zura is Led by a Strong Leadership Team with a Proven Track Record in Drug and Business Development ROBERT LISICKI Chief Executive Officer and Director GARY WHALE PhD Chief Technology Officer VERENDER BADIAL Chief Financial Officer KIM DAVIS JD Chief Legal Officer and Corporate Secretary KIRAN NISTALA MBBS, PhD Chief Medical Officer and Head of Development MICHAEL HOWELL PhD Chief Scientific Officer and Head of Translational Medicine Nasdaq: ZURA

Key Anticipated Events Through 2026

zurabio

Nasdaq: ZURA

2024 | **2025** | **2026**

3Q | 4Q | 1Q | 2Q | 3Q | 4Q | 1Q | 2Q | 3Q | 4Q

Tibulizumab SSc study [1]

(4Q-2024) Phase 2 study Initiation → **(4Q-2026)** Phase 2 study completion

Tibulizumab HS study [1]

(2Q-2025) Phase 2 study Initiation → **(3Q-2026)** Phase 2 study completion

Anticipated External Events [2]

(2Q-2025)
Ph3 in COPD
Sanofi/Regeneron, itepekimab
IL-33

(2Q-2025)
Ph3 in COPD
Roche, astegolimab
IL-33

Clinical validation with potential for Zura to be fast follower*

(3Q-2024)
Ph3 in Asthma
(reducing corticosteroid)
AstraZeneca / Amgen
tezepelumab
TSLP

(4Q-2024)
Ph2 in AA
Ph2 in AD
Q32 Bio
bempikibart
IL-7/TSLP

Clinical validation with potential for Zura to be fast follower*

ANTICIPATED EVENTS LEGEND

- Tibulizumab Anticipated Events
- External IL-7 / TSLP Anticipated Topline Data
- External IL-33 Anticipated Topline Data

(*) Other IL-7Rα clinical data sources that may be available include a Phase 2 trial of lusvertikimab in ulcerative colitis.

Sources: [1] Zura Planning Assumptions; [2] clinicaltrials.gov; Company Presentations
Acronyms: AA, alopecia areata; AD, atopic dermatitis; COPD, chronic obstructive pulmonary disease; HS, hidradenitis suppurativa; IL, interleukin; Q, quarter; SSc, systemic sclerosis; TSLP, thymic stromal lymphopoietin

©2024 Zura Bio Ltd.
7

©2024 Zura Bio Ltd. systemic sclerosis (SSc) tibulizumab ZB-106 Anti-BAFF + IL-17 Tibulizumab, is a humanized bispecific dual antagonist antibody, and has been engineered to bind to and neutralize both BAFF and IL-17A. Our approach with tibulizumab is to inhibit both pathways with a single agent, potentially providing clinical benefits to a broader range of patients, as well as a greater level of effect.

©2024 Zura Bio Ltd. Rationale for Phase 2 Study in Systemic Sclerosis Patients Sources: 1 Spherix Global Insights: Market Dynamix: Systemic Sclerosis (US) 2024 Acronyms: B, billion; BAFF, B cell-activating factor; IL, interleukin; SSc, systemic sclerosis; TAM, total addressable market Increased Probability of Success Through Scientific and Clinical Validation IL-17 and BAFF are both validated as key contributors to SSc progression Multiple clinical studies demonstrate that inhibiting IL-17 and targeting B cells benefits SSc treatment Simultaneously inhibiting these validated targets may improve outcomes High Unmet Need and Significant Value Rare and life-threatening condition with a 40%-60% mortality rate within 10 years Limited treatment options available, with no advanced-line agents approved specifically for SSc 96% of rheumatologists identify SSc as the highest area of patient need 1 TAM projected to exceed $2B ©2024 Zura Bio Ltd. 9

Systemic Sclerosis is a Multi-Organ Disease with No Effective Treatments zurabio

tibulizumab | ZB-106

Systemic sclerosis is a rare & life-threatening disease

~300,000

people with SSc in US, EU and Japan [1]

Zero

SSc-specific * drugs approved

Systemic sclerosis is characterized by *tissue inflammation* and *fibrosis*

Lung



*Two disease-modifying drugs are approved for severe lung complications of the disease (SSc-ILD)

Skin



Other Organs



Multiple areas for evaluation and improvement in SSc

- **FVC** – Forced Vital Capacity
- **mRSS** – modified Rodnan Skin Score
- **HAQ-DI** – Health Assessment Questionnaire Disability Index
- **PtGA** – Patient Global Assessment
- **CGA** – Clinical Global Assessment

(*) no effective treatment exists that combats the disease across organ systems

Sources: [1] Clarivate/DRG. Accessed 19 August 2024. Projected Prevalence 2032.

©2024 Zura Bio Ltd.
10

©2024 Zura Bio Ltd. 11 Unmet Need for New Pharmacological Treatment Options % of respondents 16% 23% 26% 33% 43% 56% 61% 96% 84% 77% 74% 67% 56% 44% 36% Systemic Sclerosis (SSc) Sjogren's Syndrome (SjS) Dermatomyositis (DM) Lupus Nephritis (LN) Systemic Lupus Erythematosus (SLE) Giant Cell Arteritis (GCA) Cutaneous Lupus Erythematosus (CLE) Ankylosing Spondylitis (AS) Little/no unmet need (1-3) Moderate unmet need (4-7) Extremely high unmet need (8-10) 42% 24% 23% 10% 8% 5% 5% Therapy that treats overall disease activity Treatment to control fibrosis Treatment for skin involvement Treatment for pulmonary manifestations Treatment for gastrointestinal manifestations Lack of new treatments Targeted therapy Unmet Need for the Treatment of SSc Coded, open-end responses 96% of respondents highlight a pressing need for new pharmacological treatments in SSc Rheumatologists Rank SSc as the Highest Area of Need, with Significant Opportunity for Greater and Broader Clinical Benefit Source: Spherix Global Insights: Market Dynamix: Systemic Sclerosis (US) 2024 tibulizumab | ZB-106

Both IL-17A and BAFF-Mediated Inflammation Contribute to SSc Progression

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tibulizumab | ZB-106

Selective antibody therapy may be insufficient to address the heterogeneity of SSc

IL-17A is a pro-inflammatory cytokine that has been identified as a key contributor to SSc progression.

- IL-17A is increased in skin lesions and peripheral blood[1,2]
- Neutralization of IL-17A protected against bleomycin induced fibrosis[3]



IL-17A
Binds to IL-17A preventing IL-A/A and IL-17A/F heterodimerization[1]
BAFF
Binds to BAFF trimer and BAFF 60-mer Preventing binding to BAFF-R, TACI, and BCMA[2]
BAFF 60-mer
BAFF Trimer
APRIL Trimer
IL-17A / IL-17F
IL-17A / IL-17A
IL-17F / IL-17F
IL-17RA
IL-17RC
BAFF-R
TACI
BCMA
Autoimmune Inflammation
Immature B-Cell Survival and Maturation
T Cell independent Antibody Responses / B Cells Regulation / Class switch recombination
Plasma Cell Survival

B cell activating factor (BAFF) is a potent B-cell activator and promotes the survival and differentiation of B-cells.

- BAFF is increased in peripheral blood and correlates with skin fibrosis and incidence of pulmonary fibrosis[4,5]
- In pre-clinical models BAFF blockade prevents skin fibrosis & autoantibody production[6,7]

Inhibiting both IL-17A and BAFF may lead to better clinical outcomes in SSc

Sources: [1] Zhou, Q., et al. The Journal of Immunology, doi:10.4049/jimmunol.1500956; [2] Yang, X., et al. Arthritis Research & Therapy, doi:10.1186/ar4430; [3] Cipolla, E., et al. The FASEB Journal, doi:10.1096/fj.201700289r; [4] Matsushita, T. Arthritis & Rheumatism, doi:10.1002/art.21526; [5] Matsushita et al. J Rheum 2007; [6] Matsushita et al. J Invest Dermatol 2007; [7] François, A., et al. Journal of Autoimmunity, doi:10.1016/j.jaut.2014.08.003.

©2024 Zura Bio Ltd.
12

©2024 Zura Bio Ltd. Tibulizumab Was ‘designed and engineered’ to Enable Engagement with IL-17A, BAFF, or Both Simultaneously 13 Monoclonal Antibody z May not address disease heterogeneity Targets a single, selective molecule in the body 1st Generation Bispecific Antibody activated Activation may require dual engagement Binds two different targets simultaneously 2nd Generation Dual Antagonist Bispecific Antibody Blocks two distinct ligands, potentially enhancing disease suppression Functions as a single selective agent or two independent agents NEXT GENERATION

Tibulizumab Targets IL-17A, BAFF, or Both Simultaneously

zurabio

Tibulizumab uniquely targets BAFF for B cell regulation and IL-17A for inflammation control, offering a comprehensive approach to treating autoimmune and inflammatory diseases.



CD4+
T Cell
CD8+
T_H17
IL-17A
BAFF
TACI
BCMA
BAFF-R
BCR
B7
BCR
LTBR
B Cells
CD20
CD40
tabalumab
Anti-Baff Ab
ixekizumab
Anti-IL-17 scFv
IL-17A / IL-17F
IL-17A
IL-17F
IL-17RA
IL-17RC
ACT1
TRAF6
NF-κB
Inflammatory Cells

By inhibiting BAFF, tibulizumab reduces B-cell survival and proliferation, modulating immune responses, and potentially treating autoimmune conditions with BAFF overexpression.

By neutralizing IL-17A, tibulizumab reduces inflammation, aiding in the treatment of autoimmune and inflammatory conditions involving IL-17A.

©2024 Zura Bio Ltd.
14

©2024 Zura Bio Ltd. Pre-Clinical Evidence of Additive Benefit from Inhibiting IL-17A and Neutralizing BAFF 15 Isotype control Anti-BAFF Anti-IL 17 Anti-BAFF + Anti-IL 17 7.5 5.0 2.5 0.0 20 30 40 50 Day Cumulative disease score Histology score 70 60 ** * * * Anti-BAFF + Anti-IL 17 Isotype control Anti-BAFF Anti-IL 17 50 40 30 20 10 0 Anti-BAFF + Anti-IL 17 * 25 * 20 15 10 5 0 Isotype control Anti-BAFF Anti-IL 17 ns Anti- collagen antibody (mg/ml) Mice were injected with anti-IL-17A and/or anti-BAFF on days 22, 29, and 36 The collagen-induced arthritis (CIA) murine model is similarly characterized by increased IL-17A production and B cells that drive disease pathogenesis Rheumatoid arthritis is a prototypic autoimmune disease where individually targeting IL-17A-mediated inflammation or depleting B cells has been clinically validated Surrogate murine antibodies were used to evaluate whether neutralization of IL-17A and BAFF was superior to targeting individual pathways Blockade of both IL-17A and BAFF was associated with reduced: Disease severity Anti-collagen antibodies Inflammation in the hind paw (histology score) Sources: Zura Internal Data, Investigational New Drug (IND) Briefing Acronyms: BAFF, B cell-activating factor; IL, interleukin tibulizumab | ZB-106

Separately Inhibiting IL-17A or BAFF Has Demonstrated Efficacy in SSc Placebo-Controlled Studies

zurabio
tibulizumab | ZB-106

IL-17 receptor antagonist – Phase 3

Brodalumab

- Achieved primary and endpoints for skin (reduced mRSS) and lung (improved FVC), respectively.[1]
- Demonstrated therapeutic effects on lung/respiratory functions, digital ulcers, symptoms of gastroesophageal reflux disease, and QOL without noteworthy safety concerns

CLINICAL PRECEDENT
Phase 3 brodalumab study (24 weeks)

mRSS


+ 4.4
- 16.8
0
-10
-20
Δ mRSS (units)
Δ -21.2 units
Placebo (n=47)
Brodalumab (n=47)

FVC (% predicted)


+ 0.2
- 5.0
0
-2
-4
-6
Δ FVC (% Predicted)
Δ +5.2%
Placebo (n=47)
Brodalumab (n=47)

BAFF antagonist – IIT

Belimumab

- A 52-week, investigator-initiated, single-center, double-blind, placebo-controlled pilot study in 20 participants with dcSSc on MMF[2]
- Both treatment groups experienced improvements in mRSS, favoring belimumab (-10 vs. -3; p = NS)
- Secondary endpoints were met with statistical significance in two endpoints: SHAQ-DI and VAS Raynaud's phenomenon

CLINICAL PRECEDENT
Phase 2 belimumab IIT study (52 weeks)

mRSS


-3.0
-10.0
0
-5
-10
Δ mRSS (units)
Δ -7.0 units
Placebo (n=9)
Belimumab (n=9)

FVC (% predicted)


Δ +7.0%
+ 5.0
-2.0
5
0
-5
Δ FVC (% Predicted)
Placebo (n=9)
Belimumab (n=9)

Sources: [1] Fukasawa, T., et al. Annals of the Rheumatic Diseases, doi:10.1136/annrheumdis-2022-eular.2519. [2] Gordon, Jessica K., et al. Arthritis Rheumatology, doi:10.1002/art.40358.

Acronyms: BAFF, B cell-activating factor; dcSSc, diffuse cutaneous systemic sclerosis; FVC, forced vital capacity; IIT, investigator-initiated trial; MMF, mycophenolate mofetil; mRSS, modified Rodnan Skin Score; QOL, quality of life; SHAQ-DI, scleroderma health assessment questionnaire – disability index; SSc, systemic sclerosis; VAS, visual analogue scale

©2024 Zura Bio Ltd.
16

©2024 Zura Bio Ltd. Planned Phase 2 SSc Study* is Focused on Demonstrating Benefit in Skin and Lung Endpoints 17 (*) Study design is subject to change. Sources: Zura Internal Planning Acronyms: CRISS, Composite Response Index in Systemic Sclerosis; FVC, forced vital capacity; HAQ-DI, health assessment questionnaire – disability index; ILD, interstitial lung disease; mRSS, modified Rodnan skin score; OLE, open-label extension; qHRCT, quantitative high-resolution computed tomography; SSc, systemic sclerosis Early diffuse cutaneous SSc, enriched for SSc-ILD Stable background therapy Anti-centromere antibody negative Disease duration ≤2 years: mRSS 15-45 Disease duration 2-5 years: mRSS 20-45 RNA Pol III negative, or evidence of recent progression KEY INCLUSION CRITERIA mRSS (primary) qHRCT / FVC HAQ-DI (Function) revised CRISS (rCRISS) KEY EFFICACY ENDPOINTS Efficacy Period (24 weeks treatment) Baseline image HRCT HRCT OLE (28 weeks treatment) HRCT 1:1 R tibulizumab (n = 80) tibulizumab (n = 40) placebo (n = 40) n = 80 participants (weeks) RANDOMIZED PHASE 2 STUDY* (mRSS and HRCT) 0 2 4 8 12 16 20 24 28 32 36 40 44 48 52 tibulizumab | ZB-106

modified Rodnan Skin Score (mRSS): Endpoint for Assessing Skin Thickness and Fibrosis

zurabio

tibulizumab | ZB-106

The **mRSS assesses skin thickness** in systemic sclerosis patients by **evaluating 17 body sites** (e.g., face, chest, abdomen, arms, legs). Each site is scored from 0 to 3.

The total score ranges from 0 to 51, with **higher scores indicating greater skin involvement**.



Fine Wrinkles[1] (0/3)

VS



Severe Thickness[1] (3/3)


17 Surface Anatomic Areas of the Body
0 Normal Skin
1 Mild Thickness
2 Moderate Thickness
3 Severe Thickness with inability to pinch the skin into a fold
Face
Anterior chest
Abdomen
Upper arm
Forearm
Hand
Fingers
Thigh
Leg
Foot
Upper arm
Forearm
Hand
Fingers
Thigh
Leg
Foot

Severe skin thickening and tightening restricts movement and causes painful ulcers on the hands and fingers, significantly impairing daily activities and quality of life.

Sources: [1] Khanna, D., et al. Journal of Scleroderma and Related Disorders, doi:10.5301/jsrd.5000231; [2] Ferreli, C., et al. Clinical Reviews in Allergy & Immunology, doi:10.1007/s12016-017-8625-4.

©2024 Zura Bio Ltd.

18

In Phase 2, Lung Involvement using qHRCT will be a Key Secondary Endpoint zurabio
tibulizumab | ZB-106


VS
Healthy Lung
Fibrotic Lung

ILD includes various pulmonary disorders marked by inflammation and progressive lung fibrosis, resulting in restrictive lung function and impaired gas exchange.

SSc often leads to ILD due to immune system dysregulation and subsequent lung interstitial fibrosis.

QILD by HRCT provides a sensitive measure of lung involvement, detecting changes as small as 2%.

Example of improvement after 24 months of MMF in total lung involvement


Screening HRCT
B
Month 24 HRCT
B

The blue and red areas show QLF, while the yellow area shows quantitative ground glass. The entire colored area represents QILD. After 24 months, QLF areas decreased (*arrow in B*).

Sources: Goldin, J.., et al. Annals of the American Thoracic Society, doi:10.1513/annalsats.201802-079oc; Zura Bio internal planning
Acronyms: ILD, interstitial lung disease; MMF, mycophenolate mofetil; qHRCT, quantitative high-resolution computed tomography; QILD, quantitative interstitial lung disease; QLF, Quantitative Lung Fibrosis; SSc, systemic sclerosis

©2024 Zura Bio Ltd.
19

External Development Programs*:

Key Studies and Marketed SSc-ILD Specific Products for Systemic Sclerosis

zurabio

	Phase 1	Phase 2		Phase 3	Marketed
SSc**	***RO7303509*** *(unknown)* *Genentech Roche*	***Privigen and Hizentra*** *(IgG)* *20% and 10% human IgG* *CSL Behring*	***Adempas*** *(sGC)* *riociguat* *Bayer*	***Lenabasum*** *(CB$_2$)* *anabusum* *Corbus Pharmaceuticals*	
		Orencia *(CD80/CD86)* *abatacept* *Bristol Meyers Squibb*	***SAR156597*** *(IL-4/IL-13)* *romilkimab* *Sanofi*	***Saphnelo*** *(IFNAR1)* *Anifrolimab* *AstraZeneca*	
		SAR100842 *(LPA1)* *Sanofi*	***FT-011*** *(GPCR-68)* *Certa Therapeutics*	***HZN-825*** *(LPAR1 antagonist)* *fipaxalparant* *Amgen/Horizon*	
		GLPG1690 *(autotaxin)* *ziritaxestat* *Galapagos*	***MT-7117*** *(MC1R)* *dersimelagon* *Mitsubishi Tanabe Pharma*		
		IVA337 *(PPAR)* *lanifibranor* *Inventiva*	***Vasculan*** *(sGC)* *ifetroban* *Cumberland Pharmaceuticals*		
			ZB-106 *(IL-17/BAFF)* *tibulizumab* *Zura*		
SSc-ILD***		***BI 685509*** *(sGC)* *avenciguat* *Boehringer Ingelheim*	***RO7622888*** *(OSMRβ)* *vixarelimab* *Kiniksa/Genentech*	***Benlysta*** *(anti-BLyS)* *belimumab* *GSK*	***Ofev/Vargatef*** *(TKI)* *nintedanib* *Boehringer Ingelheim*
		ATYR1923 *(neuropilin-2)* *Efzofitimod* *aTyr*	***PRA023/MK-7240*** *(TL1A)* *tulisokibart* *Prometheus Biosciences/Merck*	***CONQUEST*** *(OX40 / PDE4B)* *amlitelimab / nerandomilast* *Sanofi / BI*	***Actemra*** *(IL-6)* *tocilizumab* *Genentech Roche*

Route of Administration Legend

ORAL | IV | SUB-Q

RED — ***discontinued study***
PURPLE — ***ongoing study***

(*) As of September 2024. Does not include trials only conducted in Japan
(**) Studies on clinicaltrials.gov where the primary condition listed is systemic sclerosis (diffuse or limited cutaneous)
(***) Studies on clinicaltrials.gov with the condition listed is systemic sclerosis with interstitial lung disease

©2024 Zura Bio Ltd.
20

Revised CRISS Endpoint in SSc Assessment

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tibulizumab | ZB-106

STEP 1: Assess for significant SSc-related events:

If no significant SSc-related event, *proceed to Step 2*

STEP 2: Assess each core measure for improvement / worsening:

- New scleroderma renal crisis
- New decline in percent predicted FVC≥15% in established ILD or new percent predicted FVC below 80% predicted
- New onset of left ventricular failure requiring treatment
- New onset of pulmonary arterial hypertension requiring treatment
- Gastrointestinal dysmotility requiring enteral or parenteral nutrition
- Digital ischemia with gangrene, amputation, or hospitalization requiring treatment

	Typical Threshold
FVC	**5%**
mRSS	**25%**
HAQ-DI	
PtGA	
CGA	

RESPONDER: Improvement in ≥2 core measures with worsening in ≤1 core measure

Sources: Zura Internal Planning
Acronyms: CGA, clinical global assessment; CRISS: composite response index in systemic sclerosis; FVC, forced vital capacity; HAQ-DI, health assessment questionnaire – disability index; ILD, interstitial lung disease; mRSS, modified Rodnan skin score; PtGA, patient global assessment

©2024 Zura Bio Ltd.
21

©2024 Zura Bio Ltd. ©2024 Zura Bio Ltd. 22 Phase 2 SSc Development Aims to Reduce Historical Risks in Therapeutic Area Development Acronyms: CT, computed tomography; FVC, forced vital capacity; IL, interleukin; ILD, interstitial lung disease; mRSS, modified Rodnan Skin Score Historic Drivers of SSc Study Failures: Novel and unvalidated mechanisms Inclusion/exclusion criteria oversights Challenges in balancing sample sizes for mRSS and ILD participants Increasing Probability of Success: Larger study sample size increases the probability of success (mRSS) High-resolution CT highly correlates with FVC, improving ILD read- through Sufficient sample size for ILD readouts to understand potential Phase 3 effects

©2024 Zura Bio Ltd. hidradenitis suppurativa (HS) tibulizumab ZB-106 Anti-BAFF + IL-17 Tibulizumab, is a humanized bispecific dual antagonist antibody, and has been engineered to bind to and neutralize both BAFF and IL-17A. Our approach with tibulizumab is to inhibit both pathways with a single agent, potentially providing clinical benefits to a broader range of patients, as well as a greater level of effect.

©2024 Zura Bio Ltd. Rationale for Phase 2 Study in Hidradenitis Suppurativa Patients Acronyms: BAFF, B cell-activating factor; HiSCR, Hidradenitis Suppurativa Clinical Response; HS, hidradenitis suppurativa; IL, interleukin; TAM, total addressable market Increased Probability of Success Through Scientific and Clinical Validation IL-17A and BAFF are clinically validated as key contributors to HS pathology Inhibiting IL-17A or disrupting B cells individually shows strong clinical support Ixekizumab shows high affinity for IL-17A and IL-17A/F Dual inhibition of these targets could improve patient outcomes Unmet Need and Growth Potential 50% to 70% of HS patients do not achieve HiSCR75 with current treatments In the chronic phase, BAFF may play a more significant role, highlighting an unmet need that tibulizumab can address The TAM is projected to grow to $3.5B - $4B by 2030 ©2024 Zura Bio Ltd. 24

An Overview of Hidradenitis Suppurativa

zurabio

DISEASE OVERVIEW

Hidradenitis suppurativa is an inflammatory follicular skin disease

Skin lesions form in the armpits, groin, and under the breasts due to inflammation and infection of the sweat glands

- ✓ Recurrent nodules and abscesses resulting in pus-like discharge
- ✓ Difficult-to-heal open wounds and scarring
- ✓ Increased Th1/Th17 and B cell mediated inflammation [1-3]
- ✓ Disproportionately affects women between adolescent age to 55 years of age [4,5]



CLINICAL OPPORTUNITY [6]

~300K people living with HS in the U.S.	Average time to diagnosis is **7 years**	**~>50%** patients still left **inadequately treated**

Sources: [1] Moran, Barry, et al. Journal of Investigative Dermatology, doi:10.1016/j.jid.2017.05.033. [2] Banerjee, Anirban, et al. Immunological Investigations, doi:10.1080/08820139.2016.1230867. [3] Sabat, Robert, et al. Journal of Allergy and Clinical Immunology, doi:10.1016/j.jaci.2022.10.034. [4] Garg, Amit, et al. JAMA Dermatology, doi:10.1001/jamadermatol.2017.0201. [5] Ingram, John R. British Journal of Dermatology, doi:10.1111/bjd.19435. [6] Medical Literature, MEDACorp KOL Discussions

©2024 Zura Bio Ltd.
25

B Cell Signaling Potentiates HS Disease

zurabio
tibulizumab | ZB-106

Elevated **CD20+** B cells and **CD138+** plasma cells in chronic HS lesions sustain inflammation. [2,3]

Increased BAFF in HS lesions promotes B cell activation and inflammation. [2,3]

Reducing BAFF in HS lesions decreases B cell and plasma cell gene expression, indicating a potential therapeutic approach. [1,4]

Overlapping expression of **CD20+** and **BAFF**. [1,4]

CD20+ B cells in HS Lesions


CD20+ B cells
Score
2·5
2·0
1·5
1·0
0·5
0·0
**
*
Healthy skin
Perilesional
Early lesion
Chronic HS

BAFF gene expression in HS


P=0.001
P=0.000
P=0.000
P=0.000
P=0.010
P=0.001
P=0.043
skin BAFF mRNA
(r.u.)
10
1
0.1
healthy
healthy, int.
HS les
Pso les
AD les

BAFF is essential for B cell activation


BCR
BAFF
BAFFR
ITAM
SyK
ERK
PI3K
IKK1
NFκB2

Overlapping expression of CD20+ and BAFF


Expression of CD20
Pro-B
Pre-B
IgM+
IgM+
IgD+
Ag Selected B cell
a
b
c
d
IgM
IgG
IgA
IgE
Plasma Cell
Expression of BAFF receptors
Cells that express CD20
Cells that express BAFF receptors

[a] immature B cells; [b] mature B cells; [c] activated B cells; [d] memory B cells

Sources: [1]Van der Zee, H.H., et al. British Journal of Dermatology, doi:10.1111/j.1365-2133.2011.10698.x. [2]Rumberger, Beth E., et al. Inflammation Research, doi:10.1007/s00011-020-01381-7.
[3]Sabat, Robert, et al. Journal of Allergy and Clinical Immunology, doi:10.1016/j.jaci.2022.10.034. [4]Gudjonsson, Johann E., et al. JCI Insight, doi:10.1172/jci.insight.139930

©2024 Zura Bio Ltd.
26

Role of IL-17A and B Cells Is Clinically Validated; However, Clinical Effect Remains Modest with Single-Pathway Inhibition zurabio

tibulizumab | ZB-106

company and drug INN >>		NOVARTIS secukinumab	NOVARTIS remibrutinib*	ucb bimekizumab	MoonLake sonelokimab
Mechanism		IL-17 A	BTKi	IL-17 A/F	IL-17 A/F
Administration		SC/IV	PO	SC	SC
Phase		Phase 3	Phase 2b	Phase 2	Phase 2
Dosing		30mg Q2W for 16W	100 mg or 25 mg BID	320mg Q2W for 12W	120mg Q2W for 12W
Total Patients		n = 360	n = 77	n = 88	n = 234
Efficacy (HiSCR50)	Non-Placebo Adjusted	42% - 45%	48.5% - 72.7%	63%	66%
	Placebo Adjusted	11% +	38%	35%	38%
Efficacy (HiSCR75)	Non-Placebo Adjusted	N/A	27.3% - 42.4%	50%	43%
	Placebo Adjusted	N/A	24%	29%	29%
Safety	Candidiasis	0% - 3%[1]	0	9%	10.5%

(*) There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates.

Sources: Company Presentations, Publications and Research.

[1] Represents data from psoriasis trial. [2] Represents safety data from psoriatic arthritis trial remibrutinib, 2024 AAD S026.

Acronyms: BID, twice a day; BTKi, Bruton tyrosine kinase inhibitors; HiSCR, Hidradenitis Suppurativa Clinical Response; HS, hidradenitis suppurativa; IL, interleukin; INN, international non-proprietary name; IV, intravenous; PO, per os or by mouth; Q2W, every two weeks; Q4W, every four weeks; SC, subcutaneous

©2024 Zura Bio Ltd.
27

Tibulizumab* IL-17A Component Has Class-Leading Binding Affinity Against IL-17A and IL-17A/F

zurabio
tibulizumab | ZB-106

Ixekizumab is a humanized IgG4 monoclonal antibody

	IL-17A Binding Affinity	IL-17A/F Binding Affinity	IL-17F Binding Affinity
Taltz® (ixekizumab)	K_D 1.8 pM	K_D <3 pM	N/A
Bimzelx® (bimekizumab)	K_D 3.2 pM	K_D 26 pM	K_D 23 pM
Cosentyx® (secukinumab)	K_D 60 pM – 90 pM	K_D 2400 pM	N/A

- Binding affinity, quantified by the dissociation constant (K_D), reflects the strength of interaction between a drug and its target, with a lower K_D indicating stronger binding.
- Stronger binding affinity ensures effective neutralization of the target, leading to the potential for improved clinical outcomes.

(*) Tibulizumab was engineered from Taltz® (ixekizumab)

Sources: [1] Taltz®. Prescribing Information. Lilly USA, LLC, https://taltz.lilly.com/hcp/moa-il17a-igg4 .
Acronyms: IgG4, immunoglobulin G4; K_D, dissociation constant; pM, picomolar

©2024 Zura Bio Ltd.
28

Ongoing Novartis Phase 2b Multicenter Platform Study Offers Additional Clinical Evidence of B Cell Targeting Benefit in HS

zurabio

tibulizumab | ZB-106

Presented at the American Academy of Dermatology Annual Meeting; March 8–12, 2024; San Diego, CA.



Cohorts
Outcome
A
Iscalimab s.c. 600 mg
anti–CD-40
Positive
B
LYS006 b.i.d. 20 mg
LTA4Hi
Negative
C
MAS825 s.c. 300 mg
anti–IL-1β/IL-18
Positive
D
Remibrutinib b.i.d. 100 mg or 25 mg
BTKi
Positive
E
Ianalumab s.c. 300 mg
anti–BAFF-R
Ongoing
~40-70 patients per cohort
R
Investigational treatments (Cohort A–E)
Corresponding placebo (Cohort A–E)
Follow-up period variable length depending on MoA
Screening
PEA
EOS
W –5
D 1
Double-blind treatment period
W 16

Patients

- Adult patients aged 18–65 years
- Moderate to severe HS for ≥12 months in ≥2 anatomical areas with ≤15 tunnels
- ***Cohorts A, C, and E:*** ≥5 inflammatory lesions
- ***Cohorts B and D:*** ≥3 inflammatory lesions

*Study started in February 2019 and is currently ongoing.
BAFF-R, B-cell activating factor of the tumor necrosis alpha family receptor; b.i.d., twice daily; BTKi, Bruton's tyrosine kinase inhibitor; CD, cluster of differentiation; D, day; EOS, end of study; HS, hidradenitis suppurativa; IL, interleukin; LTA4H, leukotriene A4 hydrolase; MoA, mechanism of action; PEA, primary endpoint analysis; R, randomization; s.c., subcutaneous; W, week. Clinicaltrials.gov NCT03827798. Available at: https://classic.clinicaltrials.gov/ct2/show/NCT03827798 (Accessed 6 Mar 2024).

©2024 Zura Bio Ltd.
29

©2024 Zura Bio Ltd. 30 Novartis’ Interim Results Presented at ‘24 AAD: BTKi PBO-Adjusted Delta Aligns with Approved and In-Development Agents Presented at the American Academy of Dermatology Annual Meeting; March 8–12, 2024; San Diego, CA. *The sHiSCR is defined as a ≥50% reduction in the abscess and inflammatory nodule count and no increase in draining tunnels compared with baseline. †Difference refers to the difference between remibrutinib (either dose) and pooled placebo at Week 16. ‡Bayesian posterior probability of remibrutinib (either dose) being better than pooled placebo. CI, confidence interval; HiSCR, hidradenitis suppurativa clinical response; n, total number of patients with response; N, total number of patients in each treatment arm; NRI, non-responder imputation; sHiSCR, simplified hidradenitis suppurativa clinical response. The primary endpoint of this study was met for both doses of remibrutinib; patients treated with remibrutinib reported a greater rate of sHiSCR* at Week 16 compared with placebo 48.5 72.7 34.7 20 0 40 60 80 100 0 2 4 6 10 12 14 16 Proportion of patients reporting sHiSCR (%) 8 Week Remibrutinib 100 mg (N = 33) Remibrutinib 25 mg (N = 33) Pooled placebo (N = 49) Cohort D Cohort A–D Remibrutinib 25 mg (N = 33) Remibrutinib 100 mg (N = 33) Pooled Placebo (N = 49) Proportion of patients with sHiSCR*: Observed with NRI (%) 72.7 48.5 34.7 Difference† (%) (95% CI) 38.0 (21.1 to 55.0) 13.8 (–4.4 to 32.0) Bayesian estimated (%) 72.3 48.5 34.9 Difference† (%) (95% CI) 37.2 (19.7 to 53.0) 13.9 (–4.2 to 31.9) Probability of difference‡ 99.9 89.6 tibulizumab | ZB-106

Planned Phase 2 HS Study Design*

zurabio
tibulizumab | ZB-106

KEY INCLUSION CRITERIA

- Moderate to Severe HS
- Hurley Stage II/III
- Total abscess and inflammatory nodule count (AN) ≥ 5
- Up to 30% TNF inadequate responders

DOUBLE BLIND, PLACEBO-CONTROLLED, 16-WEEK STUDY


n = 120 – 180 participants
R
1:1:1
tibulizumab dose 1
tibulizumab dose 2
placebo
12-week safety follow-up
Efficacy Period (16 weeks treatment)

KEY EFFICACY ENDPOINTS

- HiSCR
- AN count
- IHS4
- PGA
- DLQI
- PK / PD assessments

KEY SAFETY ENDPOINTS

- General Safety and Tolerability
- Severe infection

(*) Study design is subject to change.

Sources: Zura Internal Planning
Acronyms: DLQI, dermatology life quality index; HiSCR, Hidradenitis Suppurativa Clinical Response; HS, hidradenitis suppurativa; IHS4, international hidradenitis suppurativa severity score system; PD, pharmacodynamic; PGA, physician's global assessment; PK, pharmacokinetic; R, randomization

©2024 Zura Bio Ltd.
31

©2024 Zura Bio Ltd. 32 The Phase 2 development programs for systemic sclerosis and hidradenitis suppurativa are progressing The strategy follows validated pathways with the potential for improved outcomes, supported by related mechanism-of-action data from IL-17 and BAFF/B-cell depletion therapies We believe tibulizumab is positioned as a potential first-in-class dual-pathway biologic The next 6 to 12 months offer significant growth opportunities, with multiple key milestones anticipated Tibulizumab Summary

©2024 Zura Bio Ltd. crebankitug ZB-168 Anti-IL-7Rα + TSLP Crebankitug is a high-affinity, fully human monoclonal antibody that neutralizes the IL-7 receptor alpha (IL-7Rα) chain, potentially blocking the immune pathways of IL-7 and thymic stromal lymphopoietin (TSLP).

Crebankitug

zurabio

crebankitug | ZB-168

Crebankitug, a fully human IL-7Rα antibody

- Originally developed by Pfizer
- IL-7Rα inhibition has potential to inhibit two critical immune pathways (IL-7 and TSLP)
- Potential applicability in broad range of T-cell mediated diseases and atopic diseases.

Well tolerated in Phase 1 and Phase 1b studies

- >90 participants dosed with crebankitug
- Adverse events generally mild and not treatment-related.

Phase 1b data demonstrate clear evidence of impact on key T-cell compartments

- Only anti-IL7R program that has reported safety, PK, and PD data in participants with an auto immune disease (not just healthy volunteers)
- Potentially clinically relevant changes observed in memory T-cell counts and $T_{reg} : T_{memory}$ ratios.

Actively assessing Phase 2 strategy

- Ongoing internal planning for indications in areas with unmet needs.
- Will be evaluating Phase 2 IL-7Rα and TSLP competitor data readouts.

creban- *creating balance* **ki-** *cytokine or cytokine receptor* **tug-** unmodified immunoglobulin

©2024 Zura Bio Ltd.
34

©2024 Zura Bio Ltd. 35 Crebankitug: A Multi-Functional Antibody That Blocks Signaling via IL-7 and TSLP Pathways crebankitug | ZB-168 IL-7Rα is a key receptor in immune regulation, central to the signaling of cytokines IL-7 and TSLP Positioning crebankitug for potential applications in diverse immune-related and autoimmune conditions Commonly tied to allergic responses and specific inflammatory scenarios This assembled complex initiates pathways primarily linked to type 2 immunity TSLP binds to its dedicated receptor, TSLPR. For optimal signaling, IL-7Rα joins the mix, creating a composite complex with TSLPR and TSLP TSLP IL-7Rα collaborates with the common gamma chain (γc) to establish the IL-7 receptor complex IL-7 Vital for the growth, sustenance, and balance of T-cells Triggers a sequence of cellular events, notably JAKs & STATs T-Cell JAK3 JAK1 JAK1 JAK2 IL-7Rα IL-7 TSLP

Both TSLP and IL-7 Have a Role in Activating Th1, Th2, and Th17-Driven Inflammation

zurabio
crebankitug | ZB-168

IL-7 PATHWAY

- IL-7 is a growth factor that binds to the heterodimeric receptor of IL-7R:γC and is critical for the survival, development and homeostasis of central and effector memory T cells [4]
- Due to the high expression of IL-7R on T_{eff} compared to T_{reg}, inhibition results in a 20-fold greater activity in reducing T_{eff}, leading to an increase in T_{reg}:T_{eff} ratio [5,6]


Allergen
Virus
Bacteria
Pollutant
Stromal cell
Keratinocytes
Airway Epithelium
IL-7
TSLP
TSLPR
IL-7Ra
Eosinophil
IL-5R
IL-4R
Basophil
γC
T Cell
B Cell
DC
ILC2
Mast Cell
IL-7 Mediated
TSLP Mediated
CCL17/TARC
CCL22/MDC
IL-5, IL-13, Amphiregulim
T Cell Activation CD4/CDB Effector Cells
Th2 Differentiation Treg Development
B Cell Maturation
B Cell Development

TSLP PATHWAY

- Thymic stromal lymphopoietin (TSLP) is an epithelial-derived cytokine primarily expressed in the lungs, skin and gastrointestinal tract [1]
- TSLP is released from the epithelium by disease amplifying Th2 immune response, including the production of IL-4, -5, -9 and -13. [1]
- TSLP inhibition is clinically validated in severe asthma and has shown positive therapeutic benefit in additional Th2 driven diseases [2,3]

Sources: [1] Ebina-Shibuya, R. and Warren Leonard. Nature Reviews Immunology, doi:10.1038/s41577-022-00735-y; [2] Marone, G., et al. Expert Opinion on Investigational Drugs, doi:10.1080/13543784.2019.1672657; [3] Menzies-Gow, A., et al. Respiratory Research, doi:10.1186/s12931-020-01505-x; [4] Chen, 2021. Frontiers Immunol, 5. Herold, K., et al. JCI Insight, doi:10.1172/jci.insight.126054; graphic created in BioRender; [5] Martin, M.and Badovinac P. Frontiers in Immunology, doi:10.3389/fimmu.2018.02692; [6] Waickman, A., et al. iScience, doi:10.1016/j.isci.2020.101421; [7] Marković, I. and Savvides S. Frontiers in Immunology, doi:10.3389/fimmu.2020.01557.

©2024 Zura Bio Ltd. 36

Crebankitug Is the Only mAb to Potently Inhibit Both IL-7R and TSLP

zurabio
crebankitug | ZB-168

Inhibition of TSLP stimulated CCL17 secretion from human monocytes

	AstraZeneca / AMGEN **tezepelumab (TSLP)** TSLP mAb	32BIO **bempikibart (IL-7Rα)** IL-7Rα mAb	zurabio **crebankitug (IL-7Rα)** IL-7Rα mAb
TSLP-Induced Signals	67 ng / ml / 0.44nM (CCL17)[3]	24 nM (CCL2)[4]	7.5 ng / ml / 0.05nM (CCL17)[1] 11 ng / ml / 0.07nM (CCL22)[1] **0.08 nM (CCL2)[4]**
IL-7-Induced Signals	*Neg*	0.6 nM (IL-7 at 0.25ng/ml)[4] 2.1 nM (IL-7 at 2.5ng/ml)[4]	0.46nM (pSTAT5)[2]

World Allergy Congress Poster, Dec 2023

% inhibition of TSLP stimulated CCL17 secretion from human monocytes


100
50
0
-50
%Inhibition
-4
-2
0
2
4
Log (ug/mL)
crebankitug
tezepelumab
anti-TSLPR
anti-CD127
IgG

Source: [1] Zura Internal Data; [2] Herold, Kevan C., et al. JCI Insight, doi:10.1172/jci.insight.126054; [3] Numazaki, Mako, et al. Journal of Pharmacology and Experimental Therapeutics, doi:10.1124/jpet.121.000686; [4] Yamniuk, Aaron P., et al. Antibodies against Il-7r Alpha Subunit and Uses Thereof. 18 May 2021.

Acronyms: CCL17, C-C motif chemokine ligand 17; IL, interleukin; mAb, monoclonal antibody; TSLP, thymic stromal lymphopoietin

©2024 Zura Bio Ltd.
37

Dual Inhibition of Th1 and Th2 May Offer Broader or Deeper Levels of Response in Atopic Dermatitis

zurabio
crebankitug | ZB-168

- TSLP and IL-25 activate Th2 cells, which are crucial in the early stages of atopic dermatitis.
- As the condition progresses, the influence of Th2 decreases, while Th1 and Th17 responses become more prominent.
- Targeting both Th2 and Th1 pathways may offer broader and more effective treatment options.


crebankitug
IL-7Rα
IL-7
γc
IL-7Rα
TSLP
IL-7Rα
TSLPR
JAK3
JAK1
JAK1
JAK2
STAT5
STAT3
STAT1
STAT5


Nonlesional skin
Early lesions / acute
Late lesions / chronic
Allergens
Scratching
Microbial toxins
Barrier defect
S. aureus colonization
Eczema/ spongiosis
Single keratinocyte apoptosis by IFN- γ, Fas-L, TNF-α
LC
LC
LC
MDLC
MDLC
IL-31
IFN-γ
TSLP, IL-25, IL-33
direct or indirect effects
Th0
Th2
Th0
Th2
Th2
Th2
Th2
IL-4
IL-5
IL-13
Th1
Th17
Chronic dermatitis
Th1
IFN-γ
FAS-L
Th2
Th22
IL-22
IDEC
IDEC
IDEC
Microinflammation and increased number of T cells compared to healthy skin
Skin homing and expansion of type 2 response
Th2
Th2
Circulating CLA+ Th2 cells

©2024 Zura Bio Ltd. | 38

crebankitug | ZB-168

Crebankitug Provides Optionality for Clinically Validated Development or Novel Indications

External Phase 2 PoC 2024


crebankitug
IL-7Rα
IL-7
γc
IL-7Rα
TSLP
IL-7Rα
TSLPR
JAK3
JAK1
JAK1
JAK2
STAT5
STAT3
STAT1
STAT5

Internal Evaluation 2024

Explore the potential indication space	Solid biologic rationale for IL-7 / TSLP	Expected Clinical Readout[1]
atopic dermatitis & alopecia areata	☑	☑
Ulcerative colitis (and other GI)	☑	☑
Asthma (and other Respiratory)	☑	☑

Zura Internal Evaluation of New or Orphan Indications[2]

- **Common autoimmune disease**
- **Orphan autoimmune disease**

Sources: [1]ClinicalTrials.gov database, Company Presentations; [2]Zura Internal Planning
Acronyms: GI, gastrointestinal; IL, interleukin; PoC, proof-of-concept; TSLP, thymic stromal lymphopoietin

©2024 Zura Bio Ltd.
39

©2024 Zura Bio Ltd. 40 Crebankitug targets immune-related and autoimmune conditions linked to IL-7R or TSLP signaling In three Phase 1 and 1b studies involving 93 participants, crebankitug was well-tolerated, with most adverse events being mild and unrelated to the treatment Only anti-IL-7Rα program with clinical data showing impact on key T-cell subpopulations, indicating potential for broad T-cell mediated and atopic diseases Advancing indication planning and monitoring IL-7R and TSLP therapies to support Phase 2 strategy Crebankitug Summary

©2024 Zura Bio Ltd. torudokimab ZB-880 Anti-IL-33 Torudokimab is a fully human, high affinity monoclonal antibody that neutralizes IL-33, preventing ST2-dependent and ST2-independent (e.g., RAGE) inflammation.

Torudokimab Asset Overview

torudokimab | ZB-880

About torudokimab

01 IL-33 implicated in driving Th2 biology through ST2 and Th1/Th17 through alternative signaling [1]

02 Well tolerated in Phase 1 and Phase 2 trials conducted by Eli Lilly [2]

141 healthy volunteers in Phase 1 study	103 participants with moderate to severe atopic dermatitis in Phase 2
Analyses confirmed key biomarker reductions (IL-13, periostin and CCL17/TARC) and no ADA impact [3]	Potential utility in diseases driven by epithelial inflammation [1]

03 The target engagement evaluation suggested binding to IL-33 and treatment emergent ADA had no apparent impact on PK or target engagement

Mechanism of Action

01 Inhibition of IL-33 blocks both ST2 and RAGE signaling [4]

Initial Focus on Respiratory, Dermatologic, Gastrointestinal and Orphan Autoimmune Indications

01 Potential for 1st-in-class opportunities

02 Validated pathways in COPD [4] and asthma [5]


IL33
IL33
IL33
IL1RAcP
ST2L
JAK2
P
STAT5
STAT5
P
TIR
TIR
MyD88
p38 MAPK
NFkB
RelA
p50

Sources: [1] Cohen, S., et al. Nature Communications, doi:10.1038/ncomms9327; [2] Clinicaltrials.Gov, clinicaltrials.gov/ct2/show/NCT03913260. Accessed 26 Aug. 2024; Clinicaltrials.Gov, clinicaltrials.gov/ct2/show/NCT03343587. Accessed 26 Aug. 2024; Clinicaltrials.Gov, clinicaltrials.gov/ct2/show/NCT03831191. Accessed 26 Aug. 2024; Section 6.1, DSUR for period 23-Sep-2019 to 22-Sep-2020; [3] Laquer, V., et al. British Journal of Dermatology, doi:10.1111/bjd.21631. [4] Okragly, A., et al. Journal of Inflammation Research, doi:10.2147/jir.s320287. [5] Wechsler, M., et al. New England Journal of Medicine, doi:10.1056/nejmoa2024257.

©2024 Zura Bio Ltd. 42

Torudokimab IL-33 Pathway

zurabio
torudokimab | ZB-880

IL-33 is a member of the IL-1 cytokine family that is constitutively expressed in structural and lining cells including fibroblasts, endothelial, and epithelial cells of skin, gastrointestinal tract, and lungs [1]	IL-33 is released from the epithelium by disease exacerbating environmental factors and is an important amplifier of innate inflammation during exacerbations [2]
Polymorphisms in IL-33 and ST2 are associated with increased eosinophil production as well as respiratory diseases such as COPD and severe asthma	IL-33 inhibition clinically validated in severe asthma, COPD [3], and subsets of other epithelial disorders [4]
Pre-clinical data demonstrates superior activity of torudokimab compared with etokimab and itepekimab suggesting the potential for best-in-class activity [5]	Emerging biology suggests expanding opportunity for IL-33 in fibrotic and autoimmune conditions [6]


allergens
bacteria
viruses
IL25
TSLP
IL33
PGD2
Histamin
proteases
IL6
IL5
GM-CSF
IL13
TNFa
Th2
IL9
IL13
IL4
IL5
DC
Th1
IL2
IFNγ
ILC2
IL13
IL5
Amphiregulin
TCR
NKT
IFNγ
IL4
IL5
IL9
IL13

Sources: [1] Chan, B., et al. Frontiers in Immunology, doi:10.3389/fimmu.2019.00364; [2] Cayrol, C. and Girard, J.P. Cytokine, doi:10.1016/j.cyto.2022.155891. [3] Gudbjartsson, D., et al. Nature Genetics, doi:10.1038/ng.323; Ketelaar, M., et al. Journal of Allergy and Clinical Immunology, doi:10.1016/j.jaci.2020.04.051; [4] Singh, D. The Lancet Respiratory Medicine, doi:10.1016/s2213-2600(22)00005-4; Wechsler, M., et al. New England Journal of Medicine, doi:10.1056/nejmoa2024257; Chen, Yi-Ling, et al. Science Translational Medicine, doi:10.1126/scitranslmed.aax2945; [5] Zura Internal data; [6] Pei, C., et al. Immunology, doi:10.1111/imm.12174; Kurimoto, M., et al. Frontiers in Physiology, doi:10.3389/fphys.2021.781012; Dong, Y., et al. Frontiers in Medicine, doi:10.3389/fmed.2021.739489.

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©2024 Zura Bio Ltd. Torudokimab Has Potential for “Best-in-Class” Activity 44 Torudokimab was 2.9 and 5.5-fold more potent than etokimab and itepekimab, respectively, inhibiting IL-33-induced GM-CSF production by human mast cells Sources: Zura Internal Data Antibody kon (M-1 s-1 ) koff (s-1 ) kd (pM) Torudokimab Potency torudokimab (LY3375880) 1.7 x 106 6.7 x 10-5 39 etokimab (AnaptysBio) 9.4 x 105 1.2 x 10-4 112 2.9x itepekimab (Regeneron) 7.6 x 105 1.6 x 10-4 215 5.5x torudokimab | ZB-880

©2024 Zura Bio Ltd. Corporate Update Team and Cash Runway

Zura's Leadership: Driving Innovation in I&I

zurabio

Nasdaq: ZURA

EXECUTIVE TEAM



Robert Lisicki
Chief Executive Officer and Director



Verender Badial
Chief Financial Officer



Kiran Nistala, MBBS, PhD
Chief Medical Officer and Head of Development



Gary Whale PhD
Chief Technology Officer



Kim Davis JD
Chief Legal Officer and Corporate Secretary



Michael Howell PhD
Chief Scientific Officer And Head of Trans. Med.

BOARD OF DIRECTORS



Amit Munshi
Chairman



Arnout Ploos van Amstel
Director



Jennifer Jarrett
Director



Neil Graham, MBBS, MD, MPH
Director



Parvinder Thiara
Director



Robert Lisicki
Chief Executive Officer and Director



Sandeep C. Kulkarni, MD
Director



Someit Sidhu, MD
Founder and Director



Steve Schoch
Director

SAB



Ajay Nirula, MD, PhD



Dinesh Khanna, MD, MSc



Johann Gudjonsson, MD, PhD



Michael Weinblatt, MD



Steven Ziegler, PhD

Acronyms: I&I, inflammation and immunology; SAB, scientific advisory board

©2024 Zura Bio Ltd. 46

Key milestones* expected through 2026

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Cash runway expected through 2027

MILESTONE LEGEND:
- ❑ Internal Zura
- ▲ External Catalyst

		2H-2024	2025	2026
tibulizumab	SSc study	✔ Select CRO ❑ Obtain IND from US FDA ❑ Initiate a Phase 2 study in SSc	❑ Phase 2 study recruitment	❑ SSc Topline Data *Pending data outcomes, Phase 3→ → →*
	HS study	❑ Select CRO	❑ Obtain IND from US FDA ❑ Initiate a Phase 2 study in HS	❑ HS Topline Data *Pending data outcomes, Phase 3→ → →*
crebankitug	Indication Planning Ongoing	❑ Complete internal indication planning ▲ 4Q-2024: Phase 2a Topline Data bempikibart in AA, Q32 Bio ▲ 4Q-2024: Phase 2 Topline Data bempikibart in AD, Q32 Bio ▲ 3Q-2024: Phase 3 Topline Data tezepelumab in Asthma (reducing corticosteroid), Amgen	❑ Select indication for future development* *Indication selection to guide future crebankitug milestones→ → →*	
torudokimab	Indication Evaluation On-going		▲ 2Q-2025: Phase 3 Study Complete itepekimab in COPD, Sanofi ▲ 2Q-2025: Phase 3 Topline Data astegolimab in COPD, Roche ❑ Complete internal indication planning *Indication planning to guide future torudokimab milestones→ → →*	

(*) The timing of regulatory and clinical trial milestones are subject to change and additional discussion with the FDA
Sources: Internal Zura Planning
Acronyms: AA, alopecia areata; AD, atopic dermatitis; COPD, chronic obstructive pulmonary disease; CRO, contract research organization; HS, hidradenitis suppurativa; SSc, systemic sclerosis; US FDA, United States Food & Drug Administration

©2024 Zura Bio Ltd.
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©2024 Zura Bio Ltd. 48 Source: 1 Cash includes cash and cash equivalents as of 30-June-2024; 2 S-3 dated 03-Sept-2024 Acronyms: ATM, at-the-market offering; IPO, initial public offering Nasdaq ticker: ZURA April 2024 Photo courtesy of ©Nasdaq, Inc. Our mission: Driving scientific breakthroughs by turning drug discoveries into transformative, life-saving treatments. Tibulizumab shows best-in-class potential: Introducing a tetravalent antibody therapy designed to target and potentially treat autoimmune diseases. Promising pipeline for value creation: Integrating validated biological pathways into multifunctional antibody assets to potentially improve therapeutic outcomes. Upcoming external catalysts: Anticipating near-term developments that could further expand the pipeline's potential. Proven leadership: Experienced team with a track record of contributing to over $8 billion in mergers and acquisitions in the past three years. Strong financial position: With approximately $188 million1 in cash, cash equivalents, and investments, we are funded to support our planned operations through 2027. The 3Q 2024 IPO warrant exchange has streamlined our share structure, and additional financing through ATM options remains available for future needs. As of August 29, 2024, we have 63,774,183 Class A Ordinary Shares outstanding2 .. Nasdaq: ZURA